April 28, 1997




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004

            Subject:    Epitope, Inc.
                        Registration Statement on Form 8-A
                        File No. 0-15337
Ladies and Gentlemen:

            Epitope, Inc., hereby withdraws the above-referenced registration statement.

                              Very truly yours,

                              /s/ Gilbert N. Miller
                              Gilbert N. Miller
                              Executive Vice President and
                                Chief Financial Officer

cc:  Mr. David Link